Important Notice Regarding Change in Investment Policy and Name
Muzinich Credit Opportunities Fund (the “Fund”),
a series of Professionally Managed Portfolios (the “Trust”)
Supplement dated February 26, 2025 to the Summary Prospectus dated April 30, 2024

Based on the recommendation of Muzinich & Co., Inc. (the “Adviser”), on February 12, 2025, the Board of Trustees of Professionally Managed Portfolios approved a change to the Muzinich Credit Opportunities Fund (the “Fund”) name and corresponding revisions to the description of the Fund’s principal investment strategy to reflect a change in the Fund’s 80% investment policy pursuant to Rule 35d-1 under the Investment Company Act of 1940.
Accordingly, effective on April 30, 2025, the Fund will change its name to the Muzinich Dynamic Income Fund, and the following disclosures will be revised. The new language has been underscored for your convenience below.
The first and second paragraph under the section titled “Principal Investment Strategy” on page 2 of the Fund’s Summary Prospectus will be deleted and restated as follows:
The Dynamic Income Fund seeks to achieve its objective by allocating the Fund’s assets among various credit sectors of the global fixed income markets which the Advisor finds attractive from time-to-time. When allocating assets into these various credit segments, the Advisor seeks to take advantage of the potential differences in return expectations over the course of a full market cycle which may arise as these different credit sectors move in and out of favor. In seeking to achieve the Fund’s objective, the Advisor constructs the Fund’s portfolio targeting income generation and an average annual return over a full market cycle that meaningfully exceeds the U.S. 3‐month Treasury bill rate within a volatility‐managed framework. There can be no guarantee that the Fund will be able to provide such returns and you may lose money by investing in the Fund. The Fund pursues a “go‐anywhere” strategy primarily within the credit markets and will normally invest at least 80% of its net assets in instruments that produce fixed or floating rate income, with a focus primarily in corporate bonds and syndicated loans, including floating rate loans, that the Advisor believes have attractive risk/reward characteristics and which are issued by U.S. and foreign corporations. Notwithstanding this strategy, if the Advisor believes that credit markets are or will be stressed—even for extended periods—the Fund may utilize a “defensive position” in which the Fund may invest substantially in cash and other non‐corporate fixed income instruments such as U.S. Government Securities. Syndicated loans represent amounts borrowed by companies or other entities. In many cases, they are issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. A syndicated loan typically has priority with respect to payment (to the extent assets are available) in the event of bankruptcy. The Fund generally will acquire syndicated loans as assignments from lenders. These syndicated loans have interest rates that reset periodically (annually or more frequently), generally based on a common interest rate index.
The Fund invests in both investment grade rated bonds as well as below-investment grade bonds (or “junk”) bonds. The Fund may invest up to 25% of its assets in below-investment grade bonds rated below B- /B3 (at the time of purchase) by S&P Global Ratings (“Standard & Poor’s”), Fitch Ratings Inc. (“Fitch”) or Moody’s Investor Services, Inc. (“Moody’s”), as applicable, or which are deemed equivalent by the Advisor. However, up to 100% of the Fund may be invested in bonds that are rated below-investment grade or Advisor-rated at any time. The Fund will typically not purchase bonds that are in default. The Fund’s investments may be unsecured or backed by receivables or other assets. The

Fund may invest up to 70% of its net assets in foreign securities, including up to 40% in issuers located in emerging market countries. As this is an income‐focused fund, investments may also include asset‐backed securities (“ABS”) including mortgage backed securities (“MBS”) and securities backed by other forms of loans or securities. The Fund may invest up to 20% of its net assets in each of the banking sector and diversified financials sector. The Fund may invest (up to 80% of its net assets) in mutual funds (including affiliated mutual funds), and/or exchange‐traded funds (“ETFs”) which invest principally in any of the previously mentioned types of fixed income securities and such investments in fixed income mutual funds and ETFs will be included in the Fund’s 80% test. The mutual funds and ETFs in which the Fund invests have an investment objective similar to that of the Fund or are otherwise permitted investments in accordance with the Fund’s investment policies described herein.
Please retain this supplement with your Summary Prospectus for future reference.